ACQUISITIONS AND DISPOSITIONS	12 Months Ended
Dec. 31, 2014
ACQUISITIONS AND DISPOSITIONS
ACQUISITIONS AND DISPOSITIONS

4. ACQUISITIONS AND DISPOSITIONS

Acquisitions

Ecolab makes acquisitions that align with the company’s strategic business objectives. The assets and liabilities of the acquired entities have been recorded as of the acquisition date, at their respective fair values, and are consolidated with the company. The purchase price allocation is based on estimates of the fair value of assets acquired and liabilities assumed. The results of operations related to each acquired entity have been included in the results of the company from the date each entity was acquired. The aggregate purchase price of acquisitions has been reduced for any cash or cash equivalents acquired with the acquisition.

Champion Acquisition

On April 10, 2013, the company completed its acquisition of Champion, a global energy specialty products and services company delivering its offerings to the oil and gas industry. The total fair value of cash and stock consideration transferred to acquire all of Champion’s stock was approximately $2.1 billion. Champion’s sales for the business acquired by the company were approximately $1.3 billion in 2012. The business became part of the company’s Global Energy reportable segment in the second quarter of 2013.

Pursuant to terms of the acquisition agreement, the final consideration transferred to acquire all of Champion’s stock was as follows:

MILLIONS, EXCEPT PER SHARE
Cash consideration	$1,511.7
Stock consideration
Ecolab shares issued at closing	6.6
Ecolab’s closing stock price on April 10, 2013	$82.31
Total value of stock consideration	$543.0
Total fair value of cash and stock consideration	$2,054.7

The company deposited approximately $100 million of the above stock consideration in an escrow account to fund post-closing adjustments to the consideration and covenant and other indemnification obligations of the acquired entity’s former stockholders for a period of two years following the effective date of the acquisition.

The company incurred certain acquisition related costs associated with the transaction that were expensed as incurred and are reflected in the Consolidated Statement of Income. Amounts included in cost of sales relate to recognition of fair value step-up in Champion international inventory, which is maintained on a FIFO basis and Champion U.S. inventory, which was associated with the adoption of LIFO and integration into an existing LIFO pool. Amounts included in special (gains) and charges include acquisition costs, advisory and legal fees and integration charges. Amounts included in net interest expense include the interest expense through the close date of the Champion transaction of the company’s $500 million public debt issuance in December 2012 as well as amortizable fees to secure term loans and short-term debt, all of which were initiated to fund the Champion acquisition.

The company funded the initial cash component of the merger consideration through a $900 million unsecured term loan, initiated in April 2013, the proceeds from the December 2012 issuance of $500 million 1.450% senior notes and commercial paper borrowings backed by its syndicated credit facility. See Note 6 for further discussion on the company’s debt.

The Champion acquisition has been accounted for using the acquisition method of accounting, which requires, among other things, that most assets acquired and liabilities assumed be recognized at fair value as of the acquisition date.

The following table summarizes the value of Champion assets acquired and liabilities assumed as of December 31, 2013. During 2013, adjustments of $37.1 million were made to the preliminary purchase price allocation of the assets and liabilities assumed with a corresponding adjustment to goodwill.

Also summarized in the table, during the first quarter of 2014, net adjustments of $16.9 million were made to the value of Champion assets acquired and liabilities assumed. As the adjustments were not significant, they have been recorded in 2014 and are not reflected in the 2013 Consolidated Balance Sheet. Purchase price allocations were finalized during the first quarter of 2014.

			FINAL
	ALLOCATION	PURCHASE	ALLOCATION
	AT DECEMBER 31,	PRICE	AT MARCH 31,
MILLIONS	2013	ADJUSTMENTS	2014
Current assets	$592.3	$(4.5)	$587.8
Property, plant and equipment	357.8	(2.5)	355.3
Other assets	16.2	0.1	16.3
Identifiable intangible assets:
Customer relationships	840.0	—	840.0
Trademarks	120.0	—	120.0
Other technology	36.5	—	36.5
Total assets acquired	1,962.8	(6.9)	1,955.9
Current liabilities	409.5	3.6	413.1
Long-term debt	70.8	—	70.8
Net deferred tax liability	427.4	9.3	436.7
Noncontrolling interests and other liabilities	30.5	(2.9)	27.6
Total liabilities and noncontrolling interests assumed	938.2	10.0	948.2
Goodwill	1,030.1	16.9	1,047.0
Total aggregate purchase price	2,054.7	—	2,054.7
Future consideration payable to sellers	(86.4)	86.4	—
Total consideration transferred	$1,968.3	$86.4	$2,054.7

The adjustments to the purchase price allocation during the first quarter of 2014 primarily related to estimated liabilities, updated property, plant and equipment values and deferred taxes.

In accordance with the acquisition agreement, except under limited circumstances, the company was required to pay an additional amount in cash, up to $100 million in the aggregate, equal to 50% of the incremental tax on the merger consideration as a result of increases in applicable gains and investment taxes after December 31, 2012. In January 2014, in accordance with the above discussion, an additional payment of $86.4 million was made to the acquired entity’s former stockholders.

The customer relationships, trademarks and other technology are being amortized over weighted average lives of 14, 12 and 7 years, respectively.

Goodwill is calculated as the excess of consideration transferred over the fair value of identifiable net assets acquired and represents the expected synergies and other benefits of combining the operations of Champion with the operations of the company’s existing Global Energy business. Key areas of cost synergies include leveraging and simplifying the global supply chain, including the reduction of plant and distribution center locations and product line optimization, as well as the reduction of other redundant facilities.

The results of Champion’s operations have been included in the company’s consolidated financial statements since the close of the acquisition in April 2013. Due to the rapid pace at which the business has been integrated with the company’s Global Energy segment, including all customer selling activity, discrete financial data specific to the legacy Champion business is no longer available for post-acquisition periods.

Based on applicable accounting and reporting guidance, the Champion acquisition is not material to the company’s consolidated financial statements; therefore, pro forma financial information has not been presented.

Other acquisition activity

Subsequent Event Activity

In December 2014, subsequent to the company’s fiscal year end for international operations, the company entered into a licensing agreement and business acquisition with Aseptix Health Sciences NV. With pre-acquisition sales of less than $1 million, the acquired business will become part of the company’s Global Institutional reportable segment during the first quarter of 2015.

Also in December 2014, subsequent to the company’s fiscal year end for international operations, the company acquired Commercial Pest Control Pty Ltd, an Australian commercial pest control company. With pre-acquisition sales of less than $1 million, the acquired business will become part of the company’s Other segment during the first quarter of 2015.

2014 Activity

In December 2013, subsequent to the company’s fiscal year end for international operations, the company completed the acquisition of AkzoNobel’s Purate business (“Purate”). Headquartered in Sweden, Purate specializes in global antimicrobial water treatment. Pre-acquisition annual sales of the business were approximately $23 million. The acquired business became part of the company’s Global Industrial reportable segment during the first quarter of 2014.

In March 2014, the company acquired AK Kraus & Hiller Schädlingsbekämpfung, one of Germany’s leading commercial pest elimination service providers. Pre-acquisition annual sales of the business were approximately $4 million. The business became part of the company’s Other segment during the second quarter of 2014.

In March 2014, the company purchased the remaining interest in a joint venture held in South Africa. The transaction was not significant to the company’s operations.

In June 2014, the company purchased the remaining interest in a joint venture in Indonesia. The transaction was not significant to the company’s operations.

In July 2014, the company obtained control of Emochem, a joint venture in the United Arab Emirates through an amendment in the related shareholder agreements. This amendment resulted in the company consolidating the entity and removing the related equity method investment. The transaction was not significant to the company’s operations. As discussed in Note 3, the company recognized a $5.0 million gain during the third quarter of 2014 as a result of this transaction.

In July 2014, the company acquired the chemical division of AKJ Industries, a leading provider of chemical solutions in the coal industry in the U.S. Pre-acquisition annual sales of the business were approximately $21 million. The business became part of the company’s Global Industrial reportable segment during the third quarter of 2014.

In September 2014, the company acquired certain assets from Oksa Kimya Sanayii. Based in Turkey, the transaction was not significant to the company’s operations.

In November 2014, the company acquired the dairy hygiene chemical businesses of EXL Laboratories, LLC and Hyprod Canada, providers of cleaning and sanitizing products for use on dairy farms in the U.S. and Canada. Pre-acquisition annual sales of the businesses were approximately $25 million. The business became part of the company’s Global Industrial reportable segment during the fourth quarter of 2014.

2013 Activity

In January 2013, the company completed the acquisition of Mexico-based Quimiproductos S.A. de C.V. (“Quimiproductos”), a wholly-owned subsidiary of Fomento Economico Mexicano, S.A.B. de C.V. (commonly known as FEMSA). Quimiproductos produces and supplies cleaning, sanitizing and water treatment goods and services to breweries and beverage companies located in Mexico and Central and South America. Pre-acquisition annual sales of the business were approximately $43 million. Approximately $8 million of the purchase price was placed in an escrow account for potential indemnification purposes related to general representations and warranties. During the third quarter of 2014, the escrow balance was paid to the seller. The business became part of the company’s Global Industrial reportable segment during the first quarter of 2013.

In April 2013, the company completed the acquisition of Russia-based OOO Master Chemicals (“Master Chemicals”). Master Chemicals sells oil field chemicals to oil and gas producers located throughout Russia and parts of the Ukraine. Pre-acquisition annual sales of the business were approximately $29 million. Approximately $3 million of the purchase price was placed in an escrow account for indemnification purposes related to general representations and warranties. The business became part of the company’s Global Energy reportable segment during the second quarter of 2013.

2012 Activity

In December 2011, subsequent to the company’s fiscal year end for international operations, the company completed the acquisition of Esoform SpA, an independent Italian healthcare manufacturer focused on infection prevention and personal care. Based outside of Venice, Italy, with pre-acquisition annual sales of approximately $12 million, the business is included in the company’s Global Institutional reportable segment.

Also in December 2011, the company completed the acquisition of the InsetCenter pest elimination business in Brazil. Pre-acquisition annual sales of the acquired business were approximately $6 million. The business operations and staff have been integrated with the company’s existing Brazil Pest Elimination business, and is included in the company’s Other segment.

In March 2012, the company acquired Econ Indústria e Comércio de Produtos de Higiene e Limpeza Ltda., a provider of cleaning and sanitizing products and services to the Brazilian foodservice industry. Based in Sao Paulo, Brazil, its pre-acquisition annual sales were approximately $9 million. The business operations have been integrated within the company’s existing Brazil Institutional business and its results are part of the company’s Global Institutional reportable segment.

Other Acquisition Activity

The other acquisitions during 2014, 2013 and 2012 discussed above were not material to the company’s consolidated financial statements; therefore, pro forma financial information has not been presented. The aggregate purchase price of acquisitions has been reduced for any cash or cash equivalents acquired with the acquisitions. Based upon purchase price allocations, the components of the aggregate purchase prices of 2014, 2013 and 2012 acquisitions, excluding the Champion transaction, are shown in the following table.

MILLIONS	2014	2013	2012
Net tangible assets acquired (liabilities assumed) including impact of joint venture consolidation activity	$9.5	$(2.8)	$(1.0)
Identifiable intangible assets
Customer relationships	32.0	58.8	8.4
Patents	—	1.4	2.8
Trademarks	3.4	—	0.5
Other technology	4.5	1.0	0.3
Total intangible assets	39.9	61.2	12.0
Goodwill	32.9	41.7	23.3
Total aggregate purchase price	82.3	100.1	34.3
Acquisition related liabilities and contingent consideration	12.3	11.3	(2.6)
Liability for indemnification, net	8.7	2.4	16.0
Net cash paid for acquisitions, including contingent consideration	$103.3	$113.8	$47.7

The 2014 and 2013 contingent consideration activity primarily relates to payments on legacy Nalco acquisitions. The 2012 contingent consideration relates to immaterial acquisitions completed during the year.

The weighted average useful lives of identifiable intangible assets acquired, excluding the Champion transaction, was 10 years as of December 31, 2014, and 13 years as of both December 2013 and 2012.

Dispositions

In April 2014, the company sold an immaterial business in Italy that was part of the company’s Global Institutional reportable segment.

In November 2014, the company sold an immaterial business in New Zealand that was part of the company’s Other segment.

In August 2013, the company sold substantially all the equipment design and build business of its Mobotec air emissions control business. The Mobotec equipment design and build business had 2012 sales of approximately $27 million, which were within the company’s Global Industrial reportable segment. The company has retained Mobotec’s chemical business.

In December 2012, the company completed the sale of its Vehicle Care division for $116.9 million, resulting in a gain of $76.3 million, recorded in special (gains) and charges. Vehicle Care sales were approximately $65 million in 2011, and were included in the company’s Other reportable segment. Net cash proceeds were used to repay debt and for general corporate purposes.

During the third quarter of 2012, the company received additional payments of $13.0 million related to the sale of an investment in a U.S. business, originally sold prior to 2012. The corresponding gain of $13.0 million recognized during the third quarter of 2012 was recorded in special (gains) and charges.